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                                                                   EXHIBIT 10.44

                               PLEDGE AGREEMENT
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          This Pledge Agreement ("Agreement") is made as of this 3rd day of May,
1995, between _____________________ ("Pledgor") and Butler International, Inc., a Maryland corporation ("Pledgee").

          Background.  Pledgee is loaning funds to Pledgor in order for Pledgor
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to purchase stock in Pledgee (the "Stock") pursuant to the exercise of the following options issued under the 1992 Directors Stock Option Plan: (i) exercise of the option to acquire 10,000 shares issued on March 1, 1993; (ii) exercise of the option to acquire 10,000 shares issued on June 11, 1993; and
(iii) exercise of the option to acquire 10,000 shares issued on June 3, 1994 ("Stock Options"). As a condition to making the loan, Pledgee is requiring that Pledgor execute a Promissory Note (the "Promissory Note") and pledge the Stock and certain other securities which may be derived therefrom (the "Pledged Stock", as defined below) to Pledgee or to such other person or entity as Pledgee may designate in writing.

          NOW THEREFORE, in consideration of the premises, the parties hereby agree as follows:

          1. Definitions. Capitalized terms in this Agreement that are defined
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in the Promissory Note and not otherwise defined in this Agreement shall have the meanings and be construed as provided in the Promissory Note.

          2. Pledge. To secure the prompt payment in full of all funds borrowed
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pursuant to the Promissory Note, the Pledgor hereby:
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          a. pledges, and grants a continuing first security interest, to
     Pledgee in the Stock, and all cash dividends, stock dividends, stock splits, redemption premiums and all substitutions, replacements and proceeds (collectively, the "Pledged Stock"); and

          b. delivers to the Pledgee the stock certificates representing all of the Pledged Stock, together with duly executed and undated stock powers, executed in blank, which stock certificates and stock powers shall be held by the Pledgee in accordance with this Agreement.

     3.   Release of Pledge.  All of the Stock pledged hereunder shall be
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released and returned to the Pledgor at such time or times as 100% of the
Principal Sum of the Promissory Note is forgiven and discharged pursuant to the terms thereof, or at such time or times as the Promissory Note is paid in full pursuant to the terms thereof. In addition, the Pledgor may sell any stock pledged hereunder, and such stock shall be released and returned to the Pledgor, provided that the proceeds of the sale of such Stock are applied toward payment of the Promissory Note, as set forth in Section 6(d) hereof.

     4.   Pledgor's Representations.  Pledgor represents and warrants that
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Pledgor is the sole legal and beneficial owner of the Pledged Stock; that the
Pledged Stock is not encumbered nor subject to restrictions on transfer or resale or other disposition in any manner; and that the Pledgor has the unqualified right and power to grant a security interest in the Pledged Stock without the consent of any other party.

     5.   Cash Dividends, Voting, Shareholder Rights.  So long as no Event of
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Default has occurred:
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          a.   The Pledged Stock shall remain registered on the books of the
Pledgee in the name of the Pledgor and the Pledgor shall have the right to vote the Pledged Stock, except that the Pledgor shall not vote the Pledged Stock in favor of any action that may be inconsistent with this Agreement; and

          b. notwithstanding Section 2(a) hereof, Pledgor shall have the right to receive all cash dividends distributed with respect to the Pledged Stock.

     6.   Remedies.  At such time as the Promissory Note becomes due and
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payable, the Pledgee may do any of the following in any order and at any time simultaneously or not simultaneously:

          a. present the stock certificates representing the Pledged Stock for registration in the name of Pledgee or its designee and, upon presentation, the stock certificates shall be registered in such name and returned to the Pledgee or its designee;

          b. exercise any and all of the rights and remedies of a secured party under the Uniform Commercial Code, as then adopted in the State of New Jersey or any other state whose laws are applicable;

          c. sell any of the Pledged Stock for cash or other value in any number of lots at a public or private sale and without advertisement, provided that the Pledgee shall give the Pledgor ten day's prior written notice of the time and place of any such sale, which notice the Pledgor and Pledgee hereby agree to be reasonable;

          d. apply the proceeds of any sales of the Pledged Stock, or any part thereof, and any other monies the application of which is not otherwise herein provided for, as follows:
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               (i) first, to pay all costs and expenses of every kind for care, safekeeping, collection, sale, foreclosure, delivery, or otherwise respecting the Pledged Stock (including taxes, assessments, expenses or other charges incurred in the protection of the Pledgee's title to or lien upon or right in any kind of the Pledged Stock, insurance, commission for sale, and guaranty); and

               (ii) second, to the payment of any other amounts due under the Promissory Note ("Obligations"), whether or not such Obligations are due or accrued.

     7.   Pledgee as Authorized Representative of Pledgor.  Pledgor hereby
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appoints Pledgee its attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which Pledgee may deem necessary or advisable, which appointment is irrevocable and coupled with an interest. Without limitation, Pledgee shall have the right and power, after an Event of Default, to receive, endorse and collect all checks and other orders for the payment of money made payable to Pledgor representing any dividend, or other distribution payable or distributable in respect of the Pledged Stock, or any part thereof and to give full discharge for the same.

     8.   Miscellaneous.
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          a. Promissory Note.  This Agreement is subject to the terms and
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     conditions of the Promissory Note, which is hereby incorporated by reference. To the extent of any inconsistency between any terms and conditions of the Promissory Note and this Agreement, the terms and conditions of the Promissory Note shall prevail.

          b. Notice.  Any notice or communication required or permitted
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     hereunder shall be given in the manner set forth in the Promissory Note.
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          c. Construction.  This Agreement shall be governed by and construed in
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     accordance with the laws of the State of New Jersey.

          d. Partial Invalidity.  If any of the provisions of this Agreement
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     shall contravene or be held invalid under the laws of New Jersey, this
     Agreement shall be construed as if not containing such provisions and the rights and obligations of the parties shall be construed and enforced accordingly.

          e. Binding Effect.  This Agreement shall be binding upon and shall
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     inure to the benefit of the Pledgor and the Pledgee and their respective successors and assigns. Without limiting the foregoing, the rights and obligations of the Pledgee hereof shall inure to the benefit of and be binding upon any assignees of the Pledgee.

          f. Further Assurances.  The Pledgor will from time to time at the
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     Pledgee's request make, execute, acknowledge, deliver and file all such instruments and take all such action as the Pledgee may reasonably request for assuring and confirming to the Pledgee, the Pledgee's security interest in the Pledged Stock.

     IN WITNESS WHEREOF, the undersigned have executed this Pledge Agreement on the date first written above.

                                    BUTLER INTERNATIONAL, INC.
                                    a Maryland Corporation


                                    By:___________________________


                                    ______________________________